SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2004 (November 15, 2004)

OCA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13457	72-1278948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3850 N. Causeway Boulevard, Suite 800
Metairie, Louisiana	70002
(Address of Principal Executive Offices)	(Zip Code)

(504) 834-4392
(Registrant’s Telephone Number, Including Area Code)

Orthodontic Centers of America, Inc.
(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 15, 2004, OCA, Inc. (the “Company”) issued a press release announcing preliminary financial information for the quarter and nine months ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)            The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Press Release issued on November 15, 2004 by OCA, Inc.

* * * * *

Certain statements contained in this Current Report may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,” “expect,” “may,” “might,” “will,” “would,” or “intend.” These forward-looking statements include, without limitation, those relating to the Company’s prospects, future potential and growth and OCA OutSource. We caution you not to place undue reliance on the forward-looking statements contained in this Current Report in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. Those factors include, but are not limited to, potential adverse changes in the Company’s financial results and condition, adverse outcomes of litigation pending against the Company and its subsidiary, OrthAlliance, Inc., or inability to resolve that litigation on terms favorable to the Company, inability or delay in successfully marketing OCA OutSource’s services, changes in the Company’s operating or expansion strategy, disruption of the Company’s relationships with its affiliated practices or loss of a significant number of the Company’s affiliated practices, inability or delay in successfully executing the Company’s strategies, inability to attract and retain qualified management, personnel and affiliated practitioners, inability to effectively market the services of the Company and its affiliated practices, including those business services outside of traditional orthodontics and pediatric dentistry, impact of competition and existing and future regulations affecting orthodontics, pediatric dentistry and the Company’s business, difficulties in staffing and managing foreign offices, foreign currency exchange fluctuations and other difficulties arising from international expansion, adverse changes in general economic conditions and business conditions, and other risks detailed from time to time in the Company’s press releases, Annual Report on Form 10-K for the year ended December 31, 2003, and other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCA, INC.
	By:	/s/ David E. Verret
David E. Verret
Date: November 15, 2004		Senior Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued on November 15, 2004 by OCA, Inc.